Exhibit 99.2

PXP

IPAA’s 2005 Oil & Gas

Investment Symposium London

July 2005

N Y S E : P X P

w w w . p l a i n s x p . c o m

Forward Looking Statements

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements that involve certain assumptions and known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. These risks and uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil & gas and in estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition, regulatory changes and other factors discussed in PXP’s filings with the Securities and Exchange Commission.

PXP

PXP - Positioned to Create Value

Large, durable, U.S. oil resource base

90% operated

95% average working interest 16 year R/P

Multi-year low risk drilling inventory for production and reserve growth Extensive, underutilized infrastructure High impact upside Significantly improved exposure to commodity prices

PXP

Company History

PXP Spinoff

2002

Acquired Nuevo 2004 3TEC

2003

Los Angeles, San Joaquin and Santa Maria Basins Onshore and Offshore California

Gulf Coast Basin Onshore and Offshore Louisiana

West Texas

Reserve and Production Growth

SEC Reserves

(MMBOE)

253

280

419

2002 2003 2004

Actual results shown are “As Reported” Guidance as published on April 1, 2005

Average Production

(MBOEPD)

26

34

62

68-72

76-80

2002 2003 2004 2005 2006

Oil

Gas

Guidance

PXP

PXP - Reserve Replacement Statistics

2004 3-Yr Avg. 10-Yr Avg.*

Reserve Replacement

All-in 975% 654% 584%

Discoveries/Ext./Revisions 152% 120% 244%

Finding & Developing Cost

All-in $6.97 $7.23 $4.99

Discoveries/Ext./Revisions $5.71 $7.07 $3.71

2004 Reserves**

Percent Oil 89%

Percent Developed 68%

* Includes predecessor company results

** Adjusted to reflect 1st QTR 2005 asset transaction announcements

PXP

Large Durable Oil Resource Base

392 MMBOE*

San Joaquin Valley

Offshore California

L.A. Basin

West Texas

17 MMBOE*

South LA

Reserves* 409 MMBOE

11%

89%

Avg. 2004 Production 58 MBOEPD **

20%

80%

* 2004 year-end proved reserves adjusted to reflect 1st QTR 2005 asset transaction announcements ** Adjusted to reflect 1st QTR 2005 asset transaction announcements

PXP

California’s Historical Oil Production

Barrels Per Day

1,200,000 800,000 400,000 0

California’s fields are among the largest and most prolific in the world

California ranks 4th out of 50 states in crude reserves and production

California ranks 3rd out of 50 states in refinery capacity

Technology has increased field recovery

1950 1960 1970 1980 1990 2000

Source: California Division of Oil, Gas and Geothermal Resources; Department of Oil Properties, City of Long Beach

PXP

PXP California Onshore Operations

Arroyo Grande

Cymric So. Belridge

Mount Poso

Buena Vista Midway Sunset

Inglewood, San Vicente, Packard & Montebello

PXP

San Joaquin Valley - Historical Production

Barrels Per Day

1,000,000 800,000 600,000 400,000 200,000 0

1935 1945 1955 1965 1975 1985 1995 2004

Source: California Department of Conservation and the CCCOGP

PXP

San Joaquin Valley - Regional Cross Section

Large geologic structures, gentle folds with normal faults 25,000 feet of sediment deposits at the valley center 12 fields have each produced 250+ million barrels of oil PXP has interests in 3 of the top producing fields

Belridge Midway Sunset Cymric

California Department of Oil & Gas, 1980

PXP

San Joaquin Valley - PXP Assets

Original oil & gas in-place: 2.8 net BBOE Total recoveries to-date: 626 net MMBOE or 22% of OIP

Total estimated potential: 1.0 net BBOE or 36% of OIP

Avg. 2004 production 20,000 net BOEPD

1,500 future well locations in the San Joaquin and Arroyo Grande asset areas

200 to 210 wells planned in 2005

Average well cost $400,000 Technologies:

Cyclic steam & steam flooding Aquifer drawdown Horizontal well development Hydraulic fracture stimulation Diatomite steam stimulation

LOST HILLS

NORTH BELRIDGE

SOUTH BELRIDGE

CYMRIC

McKITTRICK

ASPHALTO

RR GAP

ELK HILLS

Buena Vista

MIDWAY SUNSET

PXP Fee Land PXP Leased Land PXP Royalty

PXP Surface or Mineral Fee

PXP

San Joaquin Valley – PXP Assets

Cymric Field

Discovered 1909

Produces from Diatomite and Tulare formations 70 wells drilled to-date in 2005 15 to 25 wells remaining in 2005 Horizontal and vertical wells Production response due to cyclic steam stimulations & drilling

12,000 11,000 10,000 9,000 8,000

7,000

BOPD 6,000 5,000

4,000 3,000 2,000 1,000 0

Oil

92 93 94 95 96 97 98 99 00 01 02 03 04 05 06

CYMRIC FIELD Diatomite Type Log

1,100’

1,700’

PXP

San Joaquin Valley – PXP Assets

South Belridge Field

Discovered 1911

Produces from Diatomite and Tulare formations 25 to 30 wells planned in 2005 Horizontal and vertical wells Production response due to horizontal drilling and steam flooding

5,500 5,000 4,500 4,000 3,500

3,000

B/D - MCFD 2,500 2,000

1,500 1,000 500 0

97 98 99 00 01 02 03 04 05 06

HOPKINS FEE Tulare Type Log

700’

1,300’

PXP

Los Angeles Basin – Oil Fields

PXP

Los Angeles Basin - PXP Assets

San Vicente

Las Cienegas

East Los Angeles

Inglewood

Packard

Bandini

Montebello

Sansinena

Original oil & gas in-place: 2.9 net BBOE Total recoveries to-date: 644 net MMBOE or 22% of OIP

Total estimated potential: 994 net MMBOE or 34% of OIP

Avg. 2004 production 16,000 net BOEPD*

400+ future well locations in Los Angeles and Ventura Basins 30 wells drilled to-date in 2005 25 to 35 wells remaining in 2005 Average well cost $1.6 million Technologies:

Water flooding 3-D seismic

Hydraulic fracture stimulation Gravel - packing

* Adjusted to reflect 1st QTR 2005 asset transaction announcements

PXP

Los Angeles Basin – PXP Assets

Inglewood Field

Initial discovery 1925

Produces from the shallow Vickers-Rindge and deeper Moynier and Sentous zones 55 to 65 wells planned in 2005 Production response due to drilling, water flooding and hydraulic fracture stimulation

BOEPD

11,000 9,000 7,000 5,000 3,000

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

PXP

Eastern Development Unit

- Avg. 2004 production 10,000 net BOEPD*
- 20 to 25 wells planned in 2005
- Technologies:
  - 3-D seismic
  - Tight gas sand stimulations
  - High rate gravel packs
  - Horizontal drilling


TEXAS
LOUISIANA
Pakenham Area
Terrebonne Fee
Breton Sound

* Adjusted to reflect 1st QTR 2005 asset transaction announcements

PXP

High Impact Upside

T-Ridge – Offshore California

L/M Miocene Trend – Deepwater Gulf of Mexico

Southern California Real Estate

PXP

PXP – Emerging Growth

Pacific Development Unit

Original oil & gas in-place: 2.3 net BBOE

Total recoveries to-date: 145 net MMBOE or 6% of OIP

Total estimated potential: 395 net MMBOE or 17% of OIP Avg. 2004 production 12,000 net BOEPD

Point Arguello Unit

Rocky Point development

Point Pedernales Unit

T-Ridge development

Technologies:

Infrastructure Directional drilling Intelligent completions 3-D seismic

Pt. Pedernales Unit

Shoreline

T- Ridge Prospect Area

Bonito Unit

Rocky Point Unit

Pt. Arguello Unit

Sword Unit

Legend

Producing/Developable

Suspended/Not Presently Developable

Permits Required for Development

PXP

PXP – Emerging Growth
Pacific Development Unit



T-Ridge Project
Platform Irene
Federal Waters
State Waters
Three Mile Limit
Top Sisquoc
Top Monterey
T-Ridge
Oil Column
3250 feet ±
Pt.
Pedernales
Oil Column
2200 feet ±
O/W @ -5148'
A-28
A-1
A-6
Base Monterey
1000 feet
1000 feet
0 feet

PXP

L/M Miocene Trend -

Deepwater Gulf of Mexico

Houston

New Orleans

9000’

2.3 BBO Recoverable Discovered to Date

1500’

3000’

4500’

6000’

Chilkoot

Kona

Winter Park

Pathfinder

Bigfoot

1500’ 3000’

4500’ 6000’

Mad Dog Neptune Atlantis Puma Aspen K-2 K-2 North Shenzi Tahiti Tonga Sturgis

PXP Prospects

Industry Discoveries

PXP

Southern California Real Estate

San Luis Obispo

Lompoc Ranch Santa Barbara

Montebello

PXP

Significantly Improved Exposure to Commodity Prices

Eliminated 2006 swaps and collars $45 floors on 50,000 barrels per day in 2006 $45 floors on 20,000 barrels per day in 2007

PXP

Relative Valuation

Enterprise Value to Barrel of Oil Equivalent

EV/BOE

$20.00 $15.00 $10.00 $5.00 $0.00

PXP Long Lived E&P

Oil Focused Avg. Group Avg.

Source for averages: Raymond James June 24, 2005

PXP

Relative Valuation

Price to Analysts Estimated Cash Flow per Share

P/CFPS Multiple

8.0 6.0 4.0 2.0 0.0

PXP

2005

PXP Long Lived E&P

Oil Focused Avg. Group Avg.

2006

Source: First Call Estimates June 24, 2005; PXP does not provide cash flow guidance

PXP

PXP - Positioned to Create Value

Large, durable, U.S. oil resource base

90% operated

95% average working interest 16 year R/P

Multi-year low risk drilling inventory for production and reserve growth Extensive, underutilized infrastructure High impact upside Significantly improved exposure to commodity prices

PXP

PXP

IPAA’s 2005 Oil & Gas Investment Symposium London

July 2005

N Y S E : P X P

w w w . p l a i n s x p . c o m